                                                                   EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Nucentrix Broadband Networks, Inc.:

         We consent to the use of our report incorporated by reference herein.

                                                  /s/ KPMG LLP


Dallas, Texas
October 4, 2000